EXHIBIT 99.1

                      CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:               $235,000,000
POLICY NUMBER: 23488
                           Delta Funding Home Equity Loan Trust 1997-1
                           Home Equity Loan Asset-Backed Certificates
                           Series 1997-1
                           Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7
                           and Class S (the
                           "Obligations")

          MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Bankers Trust Company of California, N.A. or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

          Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, either REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability), any Civil Relief Act Interest Shortfalls, or any Class A-7 Basis Risk Carryover Amount.

          The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

          The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

          Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

          The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

          As used herein, the following terms shall have the following meanings:

          "Agreement" means the Pooling and Servicing Agreement dated as of February 28, 1997 among Delta Funding Corporation, as Seller and Servicer and Bankers Trust Company of California, N.A. as Trustee, without regard to any amendment or supplement thereto unless such amendment or modification has been approved in writing by the Insurer.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

          "Deficiency Amount" means for any Distribution Date the excess, if any, of (A) (i) the Class Monthly Interest Distributable Amount for each Class of the Senior Certificates (net of any Civil Relief Act Interest Shortfalls with respect to the related Loan Group) plus any Class Interest Carryover Shortfall for each Class of Senior Certificates and (ii) the Guaranteed Principal Amount over (B) Available Funds with respect to the related Loan Group (after giving effect to the cross-collateralization provisions of section 5.01(a)(iii) of the Agreement and without regard to any Insured Payments to be made as of such Distribution Date).

          "Guaranteed Principal Amount" means for any Distribution Date (a) the amount, if any, by which the Certificate Group Principal Balance of each Certificate Group exceeds the related Loan Group Principal Balance at the end of the previous month (after giving effect to all distributions of principal on the related Class A Certificates on such Distribution Date) and (b) with respect to the Group 1 Certificates and the Group 2 Certificates, on the Distribution Date in April 2029 (after giving effect to all other distributions of principal on the Certificate Group l and the Certificate Group 2, respectively), an amount equal to the applicable Certificate Group Principal Balance.

          "Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

          "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

          "Owner" means each Holder (as defined in the Agreement) who, on the applicable Distribution Date is entitled under the terms of the applicable Obligations to payment thereunder.

          "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Insurer.

          Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

          The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent shall specify to the Trustee in writing.

          This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

          The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

          This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

          IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 27th day of March, 1997.


                                           MBIA INSURANCE CORPORATION

                                           By /s/ Richard Weill
                                           ________________________________
                                                     President

                         Attest:           By /s/
                                           ________________________________
                                                 Assistant Secretary

                                    EXHIBIT A
                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 23488

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 23488


State Street Bank and Trust Company, as Fiscal Agent
  for MBIA Insurance Corporation
15th Floor, 61 Broadway
New York, NY 10006
Attention: Municipal Registrar and
                  Paying Agency (16th Floor)

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504


          The undersigned, a duly authorized officer of Bankers Trust Company of California, N.A., as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
23488 of the Insurer in respect of the $235,000,000 Delta Funding Home Equity Loan Trust 1997-1, Home Equity Loan Asset Backed Certificates, Series 1997-1, Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7 and Class S (the "Obligations"), that:

               (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of February 28, 1997 (the "Agreement"), among Delta Funding Corporation, as Seller and Servicer and the Trustee, as trustee for the Owners;

               (ii) the Class Monthly Interest Distributable Amount for the Class A-l Certificates is $ [ ] (net of any Civil Relief Act Interest Shortfalls) for the Distribution Date occurring in [ ] (the "Applicable Distribution Date") and the Class Interest Carryover Shortfall for the Class A-l Certificates for the Applicable Distribution Date is [ ] $[ ];

               (iii) the Class Monthly Interest Distributable Amount for the Class A-2 Certificates is $[ ] (net of any Civil Relief Act Interest Shortfalls) for the Applicable Distribution Date and the Class Interest Carryover Shortfall for the Class A-2 Certificates for the Applicable Distribution Date is $[ ];

               (iv) the Class Monthly Interest Distributable Amount for the Class A-3 Certificates is $[ ] (net of any Civil Relief Act Interest Shortfalls) for the Applicable Distribution Date and the Class Interest Carryover Shortfall for the Class A-3 Certificates for the Applicable Distribution Date is $[ ];

               (v) the Class Monthly Interest Distributable Amount for the Class A-4 Certificates is $[ ] (net of any Civil Relief Act Interest Shortfalls) for the Applicable Distribution Date and the Class Interest Carryover Shortfall for the Class A-4 Certificates for the Applicable Distribution Date is $[ ];

               (vi) the Class Monthly Interest Distributable Amount for the Class A-5 Certificates is $[ ] (net of any Civil Relief Act Interest Shortfalls) for the Applicable Distribution Date and the Class Interest Carryover Shortfall for the Class A-5 Certificates for the Applicable Distribution Date is $[ ];

               (vii) the Class Monthly Interest Distributable Amount for the Class A-6 Certificates is $[ ] (net of any Civil Relief Act Interest Shortfalls) for the Applicable Distribution Date and the Class Interest Carryover Shortfall for the Class A-6 Certificates for the Applicable Distribution Date is $[ ];

               (viii) the Class Monthly Interest Distributable Amount for the Class S Certificates is $[ ] (net of any Civil Relief Act Interest Shortfalls) for the Applicable Distribution Date and the Class Interest Carryover Shortfall for the Class S Certificates for the Applicable Distribution Date is $[ ];

               (ix) the sum of the Class Monthly Interest Distributable Amount (net of any Civil Relief Act Interest Shortfalls) for the Group 1 Certificates in (ii), (iii), (iv), (v), (vi), (vii) and (viii) for the Applicable Distribution Date is $[ ];

               (x) the sum of the Class Interest Carryover Shortfall for the Group 1 Certificates in (ii), (iii), (iv), (v), (vi), (vii) and (viii) for the Applicable Distribution Date is $[ ];

               (xi) the amount, if any, by which the Certificate Group Principal Balance for the Group 1 Certificates exceeds the Loan Group 1 Principal Balance at the end of the previous month (after giving effect to all distributions of principal on the Group 1 Certificates on such Distribution Date) is $[ ];

               (xii) with respect to the Class A-6 Certificates, on the Applicable Distribution Date in April 2029, an amount equal to the related Certificate Group Principal Balance (after giving effect to all other distributions of principal on the Group 1 Certificates) is $[ ];

               (xiii) the sum of (xi) and (xii) for the Applicable Distribution Date is $[ ] (the "Guaranteed Principal Amount" for Group 1 Certificates).

               (xiv) the sum of (ix), (x) and (xiii) for the Applicable Distribution Date is $[ ];

               (xv) the Available Funds with respect to Loan Group 1 (after giving effect to the cross-collateralization provisions of Section 5.01(a)(iii) of the Agreement and without regard to any Insured Payments to be made as of such Distribution Date) for the Applicable Distribution Date is $[ ];

               (xvi) the excess, if any, of the amount in (xiv) above over the amount in (xv) above for the Applicable Distribution Date is $[ ];

               (xvii) (a) the Class Monthly Interest Distributable Amount for the Class A-7 Certificates is $[ ] (net of any Civil Relief Act Interest Shortfalls) for the Applicable Distribution Date, (b) the Class Interest Carryover Shortfall for the Class A-7 Certificates for
          the Applicable Distribution Date is $[                 ] and (c) the
          total of the amounts in (a) and (b) of this (xvii) is
          $[                    ];

               (xviii) the amount, if any, by which the Certificate Group Principal Balance for the Group 2 Certificates exceeds the Loan Group 2 Principal Balance at the end of the previous month (after giving effect to all distributions of principal on the Group 2 Certificates on such Distribution Date) is $[ ];

               (xix) with respect to the Class A-7 Certificates, on the Applicable Distribution Date in April 2029, an amount equal to the related Certificate Group Principal Balance (after giving effect to all other distributions of principal on the Group 2 Certificates) is $[ ];

               (xx) the sum of (xviii) and (xix) for the Applicable Distribution
          Date is $[                    ] (the "Guaranteed Principal Amount" for
          the Group 2 Certificates);

               (xxi) the sum of (xvii)(c) and (xx) for the Applicable
          Distribution Date is $[                       ];

               (xxiii) the Available Funds with respect to Loan Group 2 (after giving effect to the cross-collateralization provisions of Section 5.01(a)(iii) of the Agreement and without regard to any Insured Payments to be made as of such Distribution Date) for the Applicable Distribution Date is $[ ];

               (xxiii) the excess, if any, of the amount in (xxi) above over the amount in (xxii) above for the Applicable Distribution Dale is $[ ];

               (xxiv) the sum of (xvi) and (xxiii) is $[ ] (the "Deficiency Amount");

               (xxv) the Preference Amount for the Senior Certificates for the Applicable Distribution Date is $[ ];

               (xxvi) the sum of the amounts under clauses (xxiv) and (xxv) is $[ ] (the "Insured Payment");

               (xxvii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (xxv) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (xxv) above to be applied to the payment of any Preference Amount; and

               (xviii) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
          Policy: [CERTIFICATE ACCOUNT].

          Any capitalized term used in this Notice and not otherwise defined herein shall have the Yearling assigned thereto in the Policy.

          Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the day of , 19[ ].

                                    [TRUSTEE]


                                    By______________________________
                                    Title_____________________________